EXHIBIT 99




                    MONTHLY SERVICER'S CERTIFICATE

                    THE NEIMAN MARCUS GROUP, INC.
            NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST,
                            SERIES 1995-1


  The undersigned, a duly authorized representative of The Neiman Marcus Group, Inc., as Servicer ("NMG"), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), each among NMG, Neiman Marcus Funding Corporation and The Chase Manhattan Bank, N.A., does hereby certify as follows:

       1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

       2. NMG is, as of the date hereof, the Servicer under Agreement.

       3. The undersigned is a Servicing Officer.

       4. This Certificate relates to the Distribution Date occurring on December 15, 1999.

       5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

       6. As of the date hereof, to the best knowledge of the undersigned, no Early Amortization Event occurred on or prior to such Distribution Date.

       7. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Agreement.

       8. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $130,329,774.03.

      9.  The aggregate amount of Collections of Finance Charge
          Receivables (including Discounted Receivables) for the preceding Monthly period was equal to $6,271,683.60.

      10. The aggregate amount of Collections of Principal
          Receivables for the preceding Monthly Period was equal to $124,058,090.43.

      11. The total amount to be distributed to Investor
          Certificateholders on the next succeeding Distribution
          Date is equal to $39,060,625.





      12. The amount to be distributed to Investor
          Certificateholders on the next succeeding Distribution
          Date per $1,000 original principal amount is equal to:

                           Class A   172.9996
                           Class B     6.4580

      13. The amount of such distribution allocable to principal is equal to $37,500,000.00.

      14. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:

                           Class A   166.6666
                           Class B     0.0000

      15. The amount of such distribution allocable to interest is equal to $1,560,625.00.

      16. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:

                           Class A     6.333
                           Class B     6.458

  Attached hereto is a true and correct copy of the Monthly
  Certificateholders Statement required to be delivered by the Servicer on the date of this Certificate pursuant to the Agreement and the Series Supplement.

  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of December 1999.



                      THE NEIMAN MARCUS GROUP, INC.
                      As Servicer


                      BY: S/ Paul F. Gibbons
                          Name: Paul F. Gibbons
                          Title: Vice President and Treasurer





                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                               1.
  Pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the
  Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as Servicer, Neiman Marcus Funding
  Corporation, as Seller and The Chase Manhattan Bank, N.A., as Trustee, the
  Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  The information with respect to the applicable Distribution Date and Monthly Period is set forth below.
                                Monthly Period:          November 99
                                Distribution Date:       December 99
                                Period                   57
                                     (Revolving =  0-56,
                                     Controlled Amortization = 57-62)



  A. ORIGINAL DEAL PARAMETERS
  (a) Class A Initial Invested Amount                  $225,000,000.00     75.00%
  (b) Class B Initial Invested Amount                   $21,000,000.00      7.00%
  (c) Class C Initial Invested Amount                   $54,000,000.00     18.00%
  (d) Total Initial Invested Amount                    $300,000,000.00

  (e) Class A Certificate Rate                                   7.60%
  (f) Class B Certificate Rate                                   7.75%
  (g) Class C Certificate Rate                                   0.00%

  (h) Servicing Fee Percentage                                   2.00%
  (i) Discount Percentage                                        2.00%

  I. RECEIVABLES IN THE TRUST

  (a) Beginning of the Period Principal Receivables    $414,902,758.65
  (b) Beginning of the Period Finance Charge Receivables $4,684,467.45
  (c) Beginning of the Period Discounted Receivables     $8,467,403.24
  (d) Beginning of the Period Total Receivables (a + b + c)             $428,054,629.34

  (e) Removed Principal Receivables                              $0.00
  (f) Removed Finance Charge Receivables                         $0.00
  (g) Removed Total Receivables (e + f)                                           $0.00

  (h) Additional Principal Receivables                           $0.00
  (i) Additional Finance Charge Receivables                      $0.00
  (j) Additional Total Receivables (h + i)                                        $0.00

  (k) End of Period Principal Receivables              $438,883,365.85
  (l) End of Period Finance Charge Receivables           $4,823,947.81
  (m) End of Period Discounted Receivables               $8,956,803.38
  (n) End of Period Total Receivables (k+l + m )                        $452,664,117.04




                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                     2.
  II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
  (a) Class A Initial Invested Amount                  $225,000,000.00           75.00%
  (b) Class B Initial Invested Amount                   $21,000,000.00            7.00%
  (c) Class C Initial Invested Amount                   $54,000,000.00           18.00%
  (d) Total Initial Invested Amount (a + b + c)                         $300,000,000.00

  (e) Class A Invested Amount (a - (X.d))              $225,000,000.00           75.00%
  (f) Class B Invested Amount (b - (X.h))               $21,000,000.00            7.00%
  (g) Class C Invested Amount (c - (X.l))               $54,000,000.00           18.00%
  (h) Total Invested Amount (e + f + g)                                 $300,000,000.00
  (i) Floating Allocation Percentage (h / (I.a))                72.31%
  (j) Class A Floating Allocation Percentage (e / (I.a))        54.23%
  (k) Class B Floating Allocation Percentage (f / (I.a))         5.06%
  (l) Class C Floating Allocation Percentage (g / (I.a))        13.02%

  (m) Principal Allocation Percentage (h / (I.a))               72.31%
  (n) Class A Principal Allocation Percentage (e / (I.a))       54.23%
  (o) Class B Principal Allocation Percentage (f / (I.a))        5.06%
  (p) Class C Principal Allocation Percentage (g / (I.a))       13.02%

  (q) Servicing Fee (h * (A.h))                             $6,000,000
  (r) Investor Defaulted Amount (i * (IV.o))                  $700,055

  III. SELLER'S INTEREST, RETAINED INTEREST AND SPECIAL FUNDING ACCOUNT

  (a) Beginning Seller's Interest (I.a - II.h)         $114,902,758.65
  (b) Ending Seller's Interest (I.k - II.h)            $138,883,365.85
  (c) Required Seller's Interest                                 $0.00
  (d) Retained Interest (II.g + III.b)                 $192,883,365.85
  (e) Required Retained Interest                         $6,000,000.00
  (f) Required Principal Balance                       $300,000,000.00
  (g) Amount on deposit in Special Funding Account               $0.00





                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


                                                                               3.
  IV. PERFORMANCE SUMMARY

  COLLECTIONS:
  (a) Collections of Principal Receivables             $124,058,090.43
  (b) Collections of Finance Charge Receivables          $3,739,885.84
  (c) Collections of Discount Option Receivables         $2,531,797.76
  (d) Total Finance Charge Collections (b+c)             $6,271,683.60
  (e) Total Collections (a+b+c)                        $130,329,774.03

  DELINQUENCIES AND LOSSES:
  (f) End of the month delinquencies:
            (g) 30 days delinquent                         $78,429,437
            (h) 60 days delinquent                         $13,639,133
            (i) 90 days delinquent                          $4,254,557
            (j) 120 + days delinquent                       $5,195,154

            (k) Total 30 + days delinquent (g + h + i + j )$101,518,281

  (l) Gross Charge-Offs during the month                 $1,287,584.81
  (m) Recoveries during the month                          $319,401.90
  (n) Net Charge-Offs during the month (l - m)             $968,182.91
  (o) Defaulted Amount                                        $968,183

  V. EMPLOYEE AND NON-U.S. ACCOUNTS

                                                                Amount#    of Accounts
  (a) Employee Accounts at end of month                    $11,736,133          13,697
  (b) as a percentage of total (a / (e))                         2.59%           0.46%

  (c) Non-US Accounts at end of month                       $7,525,419          39,925
  (d) as a percentage of total (c / (e))                         1.66%           1.35%

  (e) Total amount/number of Accounts in Trust         $452,664,117.04      2,958,687
       (at end of month)




                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


                                                                                      4.
  VI. AVAILABLE SERIES 1995-1 FINANCE CHARGE

  COLLECTIONS
  (a) Available Series 1995-1 Finance Charge Collections    $4,534,810
       (((IV.d))*II.i)

  (b) Class A Interest (((A.e)*(II.e)) / 12)                $1,425,000
  (c) Class B Interest (((A.f)*(II.f)) / 12)                  $135,625

  (d) Servicing Fee [if not Neiman Marcus]                          $0

  (e) AB Investor Defaulted Amount ((IV.o * (II.j + II.k)))   $574,045

  (f) Class C Investor Defaulted Amount ((IV.o * (II.l))      $126,010

  (g) Adjustment Payment Shortfalls                                 $0

  (h) Reimbursement of Class A Investor Charge-Offs                 $0

  (i) Unpaid Class B Interest                                       $0

  (j) Reimbursement of Class B Investor Charge-Offs                 $0

  (k) Reimbursement of Class C Investor Charge-Offs                 $0

  (l) Servicing Fee [if Neiman Marcus]                        $500,000

  (m) Class C Interest                                              $0


  (n) Total Excess Finance Charge Collections               $1,774,129
       (a-b-c-d-e-f-g-h-i-j-k-l-m)




                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


                                                                               5.

  VII.  YIELD and BASE RATE
  Base Rate
  (The sum of the Class A Certificate Rate, Class B Certificate Rate, and Class C
  Certificate
  Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

  (a) Base Rate (current month)                                  8.24%
  (b) Base Rate (prior month)                                    8.24%
  (c) Base Rate (2 months ago)                                   8.24%

  (d) 3 Month Average Base Rate                                  8.24%

  Portfolio Yield
   (Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

  (e) Portfolio Yield (current month)                           15.34%
  (f) Portfolio Yield (prior month)                             18.50%
  (g) Portfolio Yield (2 months ago)                            17.35%

  (h) 3 Month Average Portfolio Yield                           17.06%

  VIII.  PORTFOLIO PERFORMANCE RATES
  (a) Net Charge-Offs (% of Principal Receivables Outstanding    2.80%
       (at beginning of month))
  (b) Monthly Payment Rate (% of Total Receivables Outstanding  30.45%
       (at beginning of month))
  (c) Gross Yield to Investors (annualized)                     17.58%
  (d) Portfolio Yield (3 month average (annualized))            17.06%
  (e) Base Rate (3 month average)                                8.24%
  (f) Excess Finance Charge Collections % (d-e)                  8.82%




                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                               6.
  IX.  PRINCIPAL COLLECTIONS

  (a) Class A Principal Allocation Percentage (II.e/I.a)        54.23%
  (b) Class A Monthly Principal                                  $0.00
  (c) Class B Principal Allocation Percentage (II.f/I.a)         5.06%
  (d) Class B Monthly Principal                                  $0.00
  (e) Class C Principal Allocation Percentage (II.g/I.a)        13.02%
  (f) Class C Monthly Principal                                  $0.00

  (g) Total Monthly Principal (b + d + f)                           $0

  (h) Reallocated Principal Collections                          $0.00
  (i) Shared Principal Collections allocable from other Series   $0.00

  X.  INVESTOR CHARGE-OFFS
  CLASS A INVESTOR CHARGE-OFFS
  (a) Class A Investor Charge-Offs                               $0.00
  (b) Class A Investor Charge-Offs per $1,000 original           $0.00
       certificate principal amount
  (c) Total amount reimbursed in respect of Class A Investor
       Charge-Offs                                               $0.00
  (d) The amount, if any, by which the outstanding principal     $0.00
       balance of the Class A Certificates exceeds the Class A
       Invested Amount after giving effect to all transactions
       on such Distribution Date.
  CLASS B INVESTOR CHARGE-OFFS
  (e) Class B Investor Charge-Offs                               $0.00
  (f) Class B Investor Charge-Offs per $1,000 original           $0.00
        certificate principal amount
  (g) Total amount reimbursed in respect of Class B Investor     $0.00
        Charge-Offs
  (h) The amount, if any, by which the outstanding principal     $0.00
        balance of the Class B Certificates exceeds the Class B
        Invested Amount after giving effect to all transactions
        on such Distribution Date.
  CLASS C INVESTOR CHARGE-OFFS
  (i) Class C Investor Charge-Offs                               $0.00
  (j) Class C Investor Charge-Offs per $1,000 original           $0.00
       certificate principal amount
  (k) Total amount reimbursed in respect of Class C Investor     $0.00
       Charge-Offs
  (l) The amount, if any, by which the outstanding principal     $0.00
       balance of the Class C Certificates exceeds the Class C
       Invested Amount after giving effect to all transactions
       on such  Distribution Date.





                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                      7.
  XI.  AMORTIZATION

  (a) Cumulative Class A principal paid (as of prior distribution dates)
  (b) Class A Principal Payments                                 $0.00
  (c) Total Class A Principal Paid (a + b)                       $0.00

  (d) Cumulative Class B principal paid (as of prior distribution dates)
  (e) Class B Principal Payments                                 $0.00
  (f) Total Class B Principal Paid (d + e)                       $0.00

  (g) Cumulative Class C Principal Paid (as of prior distribution dates)
  (h) Class C Principal Payments                                 $0.00
  (i) Total Class C Principal Paid (g + h)                       $0.00

       The Neiman Marcus Group, Inc., as Servicer

       By:    s/ Paul F. Gibbons
       Name: Paul F. Gibbons



